UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 9, 2010

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 6676, Asheville, NC	28816
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(828) 669-2941
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 9, 2010, Ingles Markets, Incorporated issued a press release announcing its Board of Directors authorized the repurchase of up to one million shares of its Class A and Class B Common Stock..   The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

            Exhibit Number                         Description of Exhibit
            99.1                                            Press release of Ingles Markets, Incorporated issued March 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date:	March 9, 2010
		By:	/s/ Ronald B. Freeman
Ronald B. Freeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit                      Description

99.1                           Press Release of Ingles Markets, Incorporated issued March 9, 2010